UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 15, 2009

NeoMedia Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Concourse Parkway, Suite 500, Atlanta, GA	30328
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(678) 638-0460

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

Second Additional Debenture Closing of July 2008 Securities Purchase Agreement

On July 29, 2008 (the “Closing Date”), NeoMedia Technologies, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) to issue and sell secured convertible debentures (the “Debentures” and each, a “Debenture”) to YA Global Investments, L.P. (the “Investor”) in the principal amount of up to Eight Million Six Hundred Fifty Thousand Dollars ($8,650,000) pursuant to the terms of the SPA, by and between the Company and the Investor, of which the first secured convertible Debenture in the amount of $2,325,000 was funded on the Closing Date, the second secured convertible debenture in the amount of $2,325,000 was funded on October 28, 2008 and a third debenture in the amount of $4,000,000 was to be funded on or after January 1, 2009 subject to certain conditions set forth in the SPA.

On April 6, 2009, the Company and the Investor entered into an Amendment Agreement (the “Amendment Agreement”) whereby the SPA was amended in order to reduce the amount of the third secured convertible Debenture (as discussed above) from $4,000,000 to $1,100,000, and whereby such Third Closing (as defined in the Amendment Agreement) was broken down into two (2) separate closings, the first to occur on April 6, 2009 pursuant to which the Investor purchased a secured convertible debenture in the principal amount of $550,000 and the second to occur on or after May 1, 2009 pursuant to which the Investor exercised its option and purchased a secured convertible debenture in the principal amount of $550,000.

On June 5, 2009, the Investor and the Company entered into an Agreement to issue an additional debenture (the “Additional Agreement”), and the Company issued to the Investor a secured convertible debenture in the principal amount of $715,000. Such transaction was described in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission  on June 5, 2009.

On July 15, 2009, the Investor and the Company entered into an Agreement to issue an additional debenture (the “Second Additional Agreement”), a copy of which is attached hereto as Exhibit 10.18, and the Company issued to the Investor a secured convertible debenture in the principal amount of $535,000, a copy of which is attached hereto as Exhibit 10.19 (the “Second Additional Debenture”).  Such debenture shall mature on July 29, 2010 (the “Maturity Date”). The Second Additional Debenture shall accrue interest at a rate equal to fourteen percent (14%) per annum and such interest shall be paid on the Maturity Date (or sooner as provided in the Second Additional Debenture) in cash or, provided that certain Equity Conditions are satisfied (as such term is defined in the Second Additional Debenture), in shares of the Company’s common stock (“Common Stock”) at the applicable Conversion Price (as defined in the Second Additional Debenture).  At any time after June 5, 2009, the Investor shall be entitled to convert any portion of the outstanding and unpaid principal and accrued interest thereon into fully paid and non-assessable shares of Common Stock at a price equal to the lesser of $0.02 and ninety-five percent (95%) of the lowest volume weighted average price of the Common Stock during the ten (10) trading days immediately preceding each conversion date.

The Company shall not affect any conversion, and the Investor shall not have the right to convert any portion of the Second Additional Debenture to the extent that after giving effect to such conversion, the Investor (together with the Investor’s affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion, except for not less than sixty-five (65) days prior written notice from the Investor.

The Company shall have the right to redeem a portion or all amounts outstanding (subject to certain conditions in the Second Additional Debenture) by paying the amount equal to the principal amount being redeemed plus a redemption premium equal to ten percent (10%) of the principal amount being redeemed, and accrued interest.

In connection with the Second Additional Agreement closing, the Company placed a $30,000 monitoring fee into escrow, directly from the proceeds of the Second Additional Debenture closing on June 17, 2009 (as deposited into escrow, the “Escrow Funds”) which shall be used to compensate Yorkville Advisors LLC (“Investment Manager”) for monitoring and managing the purchase and investment made by the Investor, pursuant to the Investment Manager’s existing advisory obligations to the Investor.  The Company, Investment Manager and the Investor entered into an Escrow Agreement, dated July 29, 2008 (the “Escrow Agreement”) appointing David Gonzalez, Esq. as escrow agent (the “Escrow Agent”) to hold the Escrow Funds and to periodically disburse portions of such Escrow Funds to the Investment Manager from escrow in accordance with the terms of the Escrow Agreement, a copy of which is referenced hereto as Exhibit 10.10 (and the amended Exhibit A thereto is referenced as Exhibit 10.12 hereto). In addition, the Company paid a $5,000 structuring fee to Yorkville Advisors, LLC for their services in structuring the transaction.

All of the Debentures are secured by (a) certain Pledged Property, as such term is defined in that certain Security Agreement, of even date with the SPA, by and among the Company, each of the Company’s subsidiaries made a party thereto and the Investor and (b) certain Patent Collateral, as such term is defined in that certain Patent Security Agreement, of even date with the SPA, by and among the Company, each of the Company’s subsidiaries made a party thereto and the Investor.  Copies of the Security Agreement and the Patent Security Agreement are referenced hereto as Exhibits 10.4 and 10.5, respectively.

In connection with the SPA, the Company also entered into those certain Irrevocable Transfer Agent Instructions with the Investor, the Escrow Agent and WorldWide Stock Transfer, LLC, the Company’s transfer agent, a copy of which is referenced as Exhibit 10.11 hereto.

Disposal of Legacy Software Product lines, Maxicode and PDF417

On July 17, 2009, the Company entered into an Asset Purchase and Sale Agreement (the “Silver Bay Agreement”) whereby it disposed of all assets related to certain of its legacy product lines, MaxiCode Encoder (“Maxicode”) and Portable Date File 417 (“PDF417”), to Silver Bay Software, LLC (“Silver Bay”). The terms of the Silver Bay Agreement include the transfer of all technology and know-how and associated software, documentation, hardware, peripheral equipment, customer lists, customer agreements, service history, and other related items pertinent to each product line to Silver Bay in exchange for twenty percent (20%) of Silver Bay’s collected revenue from Customers (as defined in the Silver Bay Agreement) for the three (3) years following the effective date of the agreement, less a credit of $50,000. A copy of the Silver Bay Agreement is attached hereto as Exhibit 10.20.

Disposal of Legacy Software Product line, WISP

On July 17, 2009, the Company entered into an Asset Purchase and Sale Agreement (the “Lindholm Agreement”) whereby it disposed of all assets related to its legacy product line known as Wang Interchange Source Processor to Mr. Greg Lindholm. The terms of the Lindholm Agreement include the transfer of all technology and know-how and associated software, documentation, customer lists, customer agreements, service history, and other related items pertinent to the product line to Mr. Lindholm in exchange for twenty percent (20%) of Mr. Lindholm’s collected revenue from the product line for the three (3) years following the effective date of the Lindholm Agreement. A copy of the Lindholm Agreement is attached hereto as Exhibit 10.21.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibit No. Description:

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 10.1	Securities Purchase Agreement, dated July 29, 2008, by and between the Company and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.1 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.2	First Secured Convertible Debenture, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.2 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.3	Second Secured Convertible Debenture, dated October 28, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K as field with the SEC on November 3, 2008

Exhibit 10.4	Security Agreement, dated July 29, 2008, by and among the Company, each of the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.3 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.5	Patent Security Agreement, dated July 29, 2008, by and among the Company, each of the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.4 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.6	Warrant 9-1A, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.5 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.7	Warrant 9-1B, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.6 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.8	Warrant 9-1C, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.7 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 10.9	Warrant 9-1D, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.8 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.10	Escrow Agreement, dated July 29, 2008, by and among the Company, YA Global Investments, L.P., Yorkville Advisors, LLC and David Gonzalez, Esq.	Incorporated by reference to Exhibit 10.9 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.11	Irrevocable Transfer Agent Instructions, dated July 29, 2008, by and among the Company, the Investor, David Gonzalez, Esq. and WorldWide Stock Transfer, LLC	Incorporated by reference to Exhibit 10.10 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008

Exhibit 10.12	Revised Exhibit A to Escrow Agreement, dated October 28, 2008	Incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K as filed with the SEC on November 3, 2008

Exhibit 10.13	Amendment Agreement, dated April 6, 2009, by and between the Company and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K as filed with the SEC on April 13, 2009

Exhibit 10.14	Third Secured Convertible Debenture (first amended third closing), dated April 6, 2009, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.15 to the Company’s Current Report on Form 8-K as filed with the SEC on April 13, 2009

Exhibit 10.15	Fourth Secured Convertible Debenture (second amended third closing), dated May 1, 2009, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.15 to the Company’s Current Report on Form 8-K as filed with the SEC on May 7, 2009

Exhibit 10.16	Agreement, dated June 5, 2009 (Additional Agreement), by and between the Company and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.16 to the Company’s Current Report on Form 8-K as filed with the SEC on June 5, 2009

Exhibit 10.17	Fifth Convertible Debenture (Additional Agreement closing), dated June 5, 2009, issued by the Company to YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.17 to the Company’s Current Report on Form 8-K as filed with the SEC on June 5, 2009

Exhibit 10.18	Agreement, dated July 15, 2009 (Second Additional Agreement), by and between the Company and YA Global Investments, L.P.	Provided herewith.

Exhibit 10.19	Sixth Convertible Debenture dated July 15, 2009, (Second Additional Debenture), issued by the Company to YA Global Investments, L.P.	Provided herewith.

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 10.20	Agreement, dated July 17, 2009, by and between the Company and Silver Bay Software, LLC.	Provided herewith.

Exhibit 10.21	Agreement, dated July 17, 2009, by and between the Company and Mr. Greg Lindholm.	Provided herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2009	NEOMEDIA TECHNOLGIES, INC.

	By:	/s/ Michael Zima
	Name:	Michael Zima
	Its:	Chief Financial Officer